Exhibit 99.1

Appendix 4D

Coronado Global Resources Inc.

ARBN 628 199 468

The following comprises the financial information provided to the Australian Securities Exchange (“ASX”) under Listing Rule 4.2A, including the consolidated results of Coronado Global Resources Inc. (“Coronado” or the “Company” or the “Group”) for the half-year ended 30 June 2021 (HY21).

All amounts in this Appendix 4D are denominated in United States dollars (USD) unless otherwise indicated.

Results for announcement to the market

Reporting period (“Current period”):	Half-year ended 30 June 2021

Previous corresponding period (“Previous period”):	Half-year ended 30 June 2020

(In US$ thousands)	30 June 2021	30 June 2020	% Variance
Revenue from ordinary activities	800,367	713,666	12%
Net loss from ordinary activities after tax attributable to members	(96,055)	(123,192)	(22%)
Net loss attributable to members	(96,055)	(123,192)	(22%)

A detailed discussion of the Company’s operating results for the half-year ended 30 June 2021 is included in Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the attached Quarterly Report on Form 10-Q for the three and six months ended 30 June 2021 filed with the U.S. Securities and Exchange Commission (“SEC”).

The condensed consolidated balance sheets, unaudited condensed statements of operations and comprehensive income, unaudited condensed consolidated stockholders’ equity, and unaudited condensed consolidated statement of cash flows for the half-year ended 30 June 2021 are appended to this Appendix 4D. These unaudited financial statements and the related notes (collectively, the condensed consolidated financial statements), are also included in Part I. Item 1 “Financial Statements” of the attached Quarterly Report on Form 10-Q for the three and six months ended 30 June 2021 filed with the SEC.

		31 December
Net tangible asset backing	Current period	2020
Net tangible asset backing per ordinary security (US$)	4.61	5.60
Net tangible asset backing per CDI (US$)	0.46	0.56

Dividends

No dividends were paid or proposed during the period.

No dividend has been declared or paid since the half-year ended 30 June 2021.

Details of associates and joint ventures

Associate / joint venture	30 June 2021		30 June 2020
	Holdings %	Profit	Holdings %	Profit
JEP Mining LLC	100	Not material	50	Not material

During the half-year ended 30 June 2021, the Company acquired the remaining 50% equity interest on JEP Mining LLC at which point it became a wholly-owned subsidiary of the Company.

The profit contribution from the above joint venture is not material to the Company’s net loss for the period.

Further information can be obtained from the attached Quarterly Report on Form 10-Q for the three and six months ended 30 June 2021 filed with the SEC.

PART I – FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheets

(In US$ thousands, except share data)

	(Unaudited)	December 31,
Assets	June 30, 2021	2020
Current assets:
Cash and restricted cash	$113,661	$45,736
Trade receivables	209,184	175,206
Related party trade receivables	—	81,970
Income tax receivable	19,432	20,325
Inventories	119,953	110,135
Other current assets	48,465	44,006
Assets held for sale	50,923	52,524
Total current assets	561,618	529,902
Non-current assets:
Property, plant and equipment, net	1,463,505	1,521,508
Right of use asset – operating leases, net	16,901	19,498
Goodwill	28,008	28,008
Intangible assets, net	4,115	4,217
Restricted deposits and reclamation bonds	72,709	8,425
Deferred income tax assets	—	24,654
Other non-current assets	9,731	12,264
Total assets	$2,156,587	$2,148,476
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$100,458	$74,651
Accrued expenses and other current liabilities	229,264	234,526
Asset retirement obligations	5,896	6,012
Contract obligations	39,426	40,295
Lease liabilities	8,459	8,414
Other current financial liabilities	17,994	7,129
Liabilities held for sale	16,092	16,719
Total current liabilities	417,589	387,746
Non-current liabilities:
Asset retirement obligations	117,825	116,132
Contract obligations	165,417	185,823
Deferred consideration liability	224,545	216,513
Interest bearing liabilities	332,134	327,625
Other financial liabilities	16,403	—
Lease liabilities	16,886	20,582
Deferred income tax liabilities	33,604	64,366
Other non-current liabilities	26,872	22,826
Total liabilities	1,351,275	1,341,613
Common stock $0.01 par value; 1,000,000,000 shares authorized, 167,645,373 shares issued and outstanding as of June 30, 2021 and 138,387,890 shares issued and
outstanding as of December 31, 2020	1,677	1,384
Series A Preferred stock $0.01 par value; 100,000,000 shares authorized, 1 Share issued
and outstanding as of June 30, 2021 and December 31, 2020	—	—
Additional paid-in capital	1,089,996	993,052
Accumulated other comprehensive losses	(31,387)	(28,806)
Accumulated losses	(254,974)	(158,919)
Coronado Global Resources Inc. stockholders’ equity	805,312	806,711
Noncontrolling interest	—	152
Total stockholders’ equity	805,312	806,863
Total liabilities and stockholders’ equity	$2,156,587	$2,148,476

Unaudited Condensed Consolidated Statements of Operations and Comprehensive Income

(In US$ thousands, except share data)

	Three months ended		Six months ended
	June 30,		June 30,
	2021	2020	2021	2020
Revenues:
Coal revenues	$384,470	$286,206	$683,631	$605,699
Coal revenues from related parties	29,294	9,000	97,335	89,118
Other revenues	10,492	9,142	19,401	18,849
Total revenues	424,256	304,348	800,367	713,666
Costs and expenses:
Cost of coal revenues (exclusive of items
shown separately below)	306,155	224,459	580,258	481,345
Depreciation, depletion and amortization	41,212	41,547	94,293	86,849
Freight expenses	55,906	40,504	108,047	82,886
Stanwell rebate	15,076	24,787	30,895	57,415
Other royalties	23,173	19,157	44,120	43,455
Selling, general, and administrative expenses	7,431	7,158	13,206	13,353
Restructuring costs	2,300	—	2,300	—
Total costs and expenses	451,253	357,612	873,119	765,303
Operating loss	(26,997)	(53,264)	(72,752)	(51,637)
Other income (expense):
Interest expense, net	(16,596)	(12,064)	(31,731)	(24,318)
Loss on debt extinguishment	(5,744)	—	(5,744)	—
Impairment of assets	—	(63,111)	—	(63,111)
Unwind of discounting and credit losses	1,866	—	5,644	—
Other, net	570	(8,537)	(2,358)	(4,485)
Total other expense, net	(19,904)	(83,712)	(34,189)	(91,914)
Loss before tax	(46,901)	(136,976)	(106,941)	(143,551)
Income tax (expense) benefit	(8,184)	22,646	10,884	20,355
Net loss	(55,085)	(114,330)	(96,057)	(123,196)
Less: Net loss attributable to noncontrolling interest	—	(2)	(2)	(4)
Net loss attributable to Coronado Global Resources Inc.	$(55,085)	$(114,328)	$(96,055)	$(123,192)
Other comprehensive income, net of income
Foreign currency translation adjustment	(4,221)	39,161	(8,830)	(14,406)
Net gain (loss) on cash flow hedges, net of tax	1,323	19,546	6,249	(14,646)
Total other comprehensive income (loss)	(2,898)	58,707	(2,581)	(29,052)
Total comprehensive loss	(57,983)	(55,623)	(98,638)	(152,248)
Less: Net loss attributable to noncontrolling interest	—	(2)	(2)	(4)
Total comprehensive loss attributable to Coronado Global Resources Inc.	$(57,983)	$(55,621)	$(98,636)	$(152,244)
Loss per share of common stock
Basic	(0.36)	(1.18)	(0.66)	(1.27)
Diluted	(0.36)	(1.18)	(0.66)	(1.27)

Unaudited Condensed Consolidated Statements of Stockholders’ Equity

(In US$ thousands, except share data)

	Common stock		Preferred stock		Additional	Accumulated other			Total
					paid in	comprehensive	(Accumulated	Noncontrolling	stockholders
	Shares	Amount	Series A	Amount	capital	losses	losses)	interest	equity
Balance December 31, 2020	138,387,890	$1,384	1	$—	$993,052	$(28,806)	$(158,919)	$152	$806,863
Net loss	—	—	—	—	—	—	(40,970)	(2)	(40,972)
Other comprehensive income (net of $2,111	—	—	—	—	—	317	—	—	317
Total comprehensive income (loss)	—	—	—	—	—	317	(40,970)	(2)	(40,655)
Share-based compensation for equity classified
awards	—	—	—	—	(538)	—	—	—	(538)
Acquisition of noncontrolling interest	—	—	—	—	(703)	—	—	(150)	(853)
Balance March 31, 2021	138,387,890	$1,384	1	$—	$991,811	$(28,489)	$(199,889)	$—	$764,817
Net loss	—	—	—	—	—	—	(55,085)	—	(55,085)
Other comprehensive loss (net of $24 tax)	—	—	—	—	—	(2,898)	—	—	(2,898)
Total comprehensive loss	—	—	—	—	—	(2,898)	(55,085)	—	(57,983)
Issuance of common stock, net	29,257,483	293	—	—	97,448	—	—	—	97,741
Share-based compensation for equity classified
awards	—	—	—	—	737	—	—	—	737
Balance June 30, 2021	167,645,373	$1,677	1	$—	$1,089,996	$(31,387)	$(254,974)	$—	$805,312

	Common stock		Preferred stock		Additional	Accumulated other	(Accumulated losses)		Total
					paid in	comprehensive	Retained	Noncontrolling	stockholders
	Shares	Amount	Series A	Amount	capital	losses	earnings	interest	equity
Balance December 31, 2019	96,651,692	$967	1	$—	$820,247	$(45,206)	$91,712	$221	$867,941
Net loss	—	—	—	—	—	—	(8,863)	(2)	(8,865)
Other comprehensive loss (net of $13,781 tax)	—	—	—	—	—	(87,759)	—	—	(87,759)
Total comprehensive loss	—	—	—	—	—	(87,759)	(8,863)	(2)	(96,624)
Share-based compensation for equity classified
awards	—	—	—	—	148	—	—	—	148
Dividends paid	—	—	—	—	—	—	(24,163)	—	(24,163)
Balance March 31, 2020	96,651,692	$967	1	$—	$820,395	$(132,965)	$58,686	$219	$747,302
Net loss	—	—	—	—	—	—	(114,328)	(2)	(114,330)
Other comprehensive income (net of $6,534 tax)	—	—	—	—	—	58,707	—	—	58,707
Total comprehensive income (loss)	—	—	—	—	—	58,707	(114,328)	(2)	(55,623)
Share-based compensation for equity classified
awards	—	—	—	—	248	—	—	—	248
Balance June 30, 2020	96,651,692	$967	1	$—	$820,643	$(74,258)	$(55,642)	$217	$691,927

See accompanying notes to unaudited condensed consolidated financial statements.

Unaudited Condensed Consolidated Statements of Cash Flows

(In US$ thousands)

	Six months ended
	June 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(96,057)	$(123,196)
Adjustments to reconcile net income to cash and restricted cash provided by operating activities:
Depreciation, depletion and amortization	94,293	86,849
Impairment of assets	—	63,111
Amortization of right of use asset - operating leases	4,478	9,387
Amortization of deferred financing costs	2,491	2,751
Loss on debt extinguishment	5,744	—
Non-cash interest expense	13,544	10,266
Amortization of contract obligations	(16,747)	(14,794)
Loss on disposal of property, plant and equipment	529	208
Decrease in contingent royalty consideration	—	(1,543)
Gain on operating lease derecognition	—	(1,180)
Equity-based compensation expense	199	396
Deferred income taxes	(7,031)	(6,302)
Reclamation of asset retirement obligations	(1,562)	(1,574)
Unwind of discounting and credit losses	(5,644)	—
Changes in operating assets and liabilities:
Accounts receivable - including related party receivables	45,205	(6,223)
Inventories	(10,630)	21,133
Other current assets	(3,601)	5,425
Accounts payable	32,979	(27,984)
Accrued expenses and other current liabilities	611	3,938
Operating lease liabilities	(5,509)	(10,374)
Change in other liabilities	3,632	(17,930)
Net cash provided by (used in) operating activities	56,924	(7,636)
Cash flows from investing activities:
Capital expenditures	(58,307)	(61,927)
Purchase of restricted deposits and reclamation bonds	(84,342)	(51)
Redemption of restricted deposits and reclamation bonds	19,726	125
Net cash used in investing activities	(122,923)	(61,853)
Cash flows from financing activities:
Proceeds from interest bearing liabilities and other financial liabilities	411,524	145,000
Debt issuance costs and other financing costs	(15,143)	(2,423)
Principal payments on interest bearing liabilities and other financial liabilities	(365,413)	(39,515)
Principal payments on finance lease obligations	—	(642)
Dividends paid	—	(24,162)
Proceeds from stock issuance, net	97,741	—
Net cash provided by financing activities	128,709	78,258
Net increase in cash and restricted cash	62,710	8,769
Effect of exchange rate changes on cash and restricted cash	5,215	1,002
Cash and restricted cash at beginning of period	45,736	26,553
Cash and restricted cash at end of period	$113,661	$36,324
Supplemental disclosure of cash flow information:
Cash payments for interest	$13,006	$10,981
Cash (refund) paid for taxes	$(4,433)	$2,029

Net tangible asset backing per Ordinary Share/Chess Depositary Interests (“CDIs”)

(In US$ thousands, except share data)	30 June 2021	31 December 2020
Total Assets	2,156,587	2,148,476
Less: Goodwill	28,008	28,008
Less: Intangible assets	4,115	4,217
Less: Total Liabilities	1,351,275	1,341,613
Net tangible assets	773,189	774,638

Number of ordinary shares	167,645,373	138,387,890
Net tangible assets backing per ordinary Security $	4.61	5.60
Number of CDIs	1,676,453,731	1,383,878,900
Net tangible assets backing per CDI $	0.46	0.56